EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q (the “Report”) of Entegris, Inc, a Delaware corporation (the “Company”), for the period ended March 31, 2012 as filed with the Securities and Exchange Commission on the date hereof, Gideon Argov, President and Chief Executive Officer of the Company and Gregory B. Graves, Chief Financial Officer of the Company, each hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 27, 2012	/s/ Gideon Argov
Gideon Argov
Chief Executive Officer

/s/ Gregory B. Graves
Gregory B. Graves
Chief Financial Officer